UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2016

Wowio, Inc.

(Exact name of registrant as specified in its charter)

Texas	333-184529	27-2908187
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9107 Wilshire Blvd., Suite 450

Beverly Hills, CA 90210

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (310) 272-7988

(Former name, if changed since last report.)

Copies to:

Peter Hogan, Esq.

Clark Trevithick, A Professional Corporation

800 Wilshire Blvd., Suite 800

Los Angeles, California 90017

Phone: (213) 629-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

An informational letter, in the form filed herewith as Exhibit 99.1, is being transmitted to our shareholders on the date hereof.

Attached as Exhibit 99.1 is the Company’s Letter to Shareholders dated February 22, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Letter to Shareholders dated February 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2016

Wowio, Inc.

By:	/s/ Robert H. Estareja
Name: Robert H. Estareja
Title: Chief Executive Officer